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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: December 31, 1998

                            NETWORK SOLUTIONS, INC.

             (Exact name of registrant as specified in its charter)

              Delaware             0-22967                 52-1146119

(State or other jurisdiction    (Commission File        (I.R.S. Employer
  of incorporation)                     Number)          Identification Number)

            505 Huntmar Park Drive, Herndon, Virginia           20170

            (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code: (703) 742-0400


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ITEM 5. OTHER EVENTS.

       On December 31, 1998, the Board of Directors of Network Solutions, Inc., a Delaware corporation (the "Company"), approved a two-for-one split of the Company's Class A Common Stock and Class B Common Stock ("Common Stock") to be effected in the form of a stock dividend. The stock split will be effected by the distribution on March 23, 1999 to stockholders of record as of the close of business on February 26, 1999 of one additional share of Common Stock for each share of Common Stock issued and outstanding. The stock split will increase the number of shares of Common Stock outstanding from approximately 16,485,000 to approximately 32,970,000.

       A copy of the Company's press release, dated January 4, 1999, announcing the stock split is attached hereto as Exhibit 99.1 and incorporated by reference herein.

       On January 12, 1999, the Company announced that it registered approximately 1,911,000 net new domain names in 1998, nearly double the approximately 960,000 net new domain names registered in 1997. Network Solutions registers domain names in the .com, .org, .net and .edu top levels domains. A copy of the Company's press release, dated January 12, 1999, announcing the 1998 domain name registrations is attached hereto as Exhibit 99.2 and incorporated by reference herein.

       This report and the Company's press releases attached hereto contain forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, uncertainty of Internet governance and regulation, increased competition in the domain name registration business and customer acceptance of new products and services offered by the Company in addition to or as enhancements of its registration services. More information about potential factors that could affect the Company's business and financial results is included in the Company's annual report on Form 10-K for the year ended December 31, 1997, the Company's quarterly reports on Form 10-Q for the periods ended March 31, 1998, June 30, 1998 and September 30, 1998, and the Company's Registration Statement on Form S-3 filed on January 4, 1999, which are on file with the Securities and Exchange Commission (http://www.sec.gov).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

99.1      Text of Press Release dated January 4, 1999
99.2      Text of Press Release dated January 12, 1999

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NETWORK SOLUTIONS, INC.

Date:  January 15, 1999                 By: /s/  Robert J. Korzeniewski
                                                 -----------------------------
                                        Robert J. Korzeniewski
                                        Chief Financial Officer, Acting Chief
                                        Operating Officer and Authorized
                                        Signatory


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                             NETWORK SOLUTIONS, INC.

                                INDEX TO EXHIBITS

Exhibit                         Description
-------                         -----------
99.1            Text of Press Release dated January 4, 1999
99.2            Text of Press Release dated January 12, 1999